JANUARY 26, 2017

SUPPLEMENT TO

THE HARTFORD HEALTHCARE FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2016,

AS AMENDED MARCH 21, 2016, AND

DOMESTIC EQUITY FUNDS PROSPECTUS DATED MARCH 1, 2016,

AS AMENDED JANUARY 12, 2017 AND NOVEMBER 23, OCTOBER 31 AND APRIL 21, 2016

Kirk J. Mayer, CFA has announced his plan to withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to The Hartford Healthcare Fund (the “Fund”), as of June 30, 2017.  Accordingly, Mr. Mayer will no longer serve as a portfolio manager to the Funds as of June 30, 2017.  Jean M. Hynes, CFA, Ann C. Gallo and Robert L. Deresiewicz will continue to serve as the Fund’s portfolio managers.  Mr. Mayer’s portfolio manager responsibilities are expected to transition to Ms. Gallo during the period prior to his withdrawal.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7305	January 2017